Goodwill and other intangibles (Details-Future Amortization Expense) - USD ($) $ in Thousands	Sep. 30, 2022	Dec. 31, 2021
Goodwill and Intangible Assets Disclosure [Abstract]
2022	$ 804	$ 3,282
2023	3,220	3,220
2024	3,110	3,110
2025	2,559	2,559
2026	1,157	1,157
Total finite-lived intangible assets, net	$ 10,850	$ 13,328